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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington D. C.  20549



                            FORM 8-K

                         CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported):  June 23, 1997




                        PENNZOIL COMPANY
     (Exact name of registrant as specified in its charter)

                           Delaware
         (State or other jurisdiction of incorporation)


                 1-5591                           74-1597290
       (Commission File Number)                (I.R.S. Employer
                                                Identification No.)


Pennzoil Place, P.O. Box 2967
Houston, Texas                                      77252-2967
(Address of principal                              (Zip code)
 executive offices)


(Registrant's telephone number, including area code): (713) 546-4000

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Item 5.  Other Events

      On June 23, 1997, Resources Newco, Inc. ("Newco"), a Delaware corporation and a wholly owned subsidiary of Union Pacific Resources Group Inc., a Utah corporation ("UPR"), commenced a tender offer to purchase up to 25,094,200 shares of common stock, par value $0.83 1/3 per share ("Shares"), of Pennzoil Company ("Pennzoil" or the "Company") (including
the  associated  preferred stock  purchase  rights  of   the
Company  (the  "Rights")  issued  pursuant  to  the   Rights
Agreement  dated  as  of  October  28,  1994  (the   "Rights
Agreement") between the Company and Chemical Bank, as Rights Agent) or such greater number of Shares as equals 50.1% of the Shares outstanding on a fully diluted basis, at $84.00 per Share, net to the seller in cash, without interest thereon (the "Offer").

      UPR has disclosed that it is seeking to negotiate with the Company a definitive acquisition agreement to effect a merger (the "Proposed Squeeze Out Merger" and, together with the Offer, the "UPR Proposal"), pursuant to which all Shares not tendered and purchased pursuant to the Offer (other than Shares held in the treasury of Pennzoil or owned by UPR or its subsidiaries) would be converted into a number of shares of common stock, no par value, of UPR ("UPR Common Stock"), determined, within a pricing collar of $25.00 to $30.00, by dividing $84.00 by the average of the closing prices per share of UPR Common Stock for the 20 consecutive trading days ending five days prior to a meeting of Pennzoil stockholders that would be called for the purpose of voting on the Proposed Squeeze Out Merger. UPR has disclosed that, if the average of the closing prices during such 20-day period were less than $25.00 or greater than $30.00, the exchange ratio for the Proposed Squeeze Out Merger would be fixed at 3.36 shares of UPR Common Stock or 2.80 shares of UPR Common Stock, respectively.

      On June 23, 1997, UPR and Newco commenced litigation against Pennzoil and the Board of Directors of the Company (the "Board") in the Chancery Court of Delaware seeking, among other things, an order compelling the Board to redeem the Rights or render the Rights Agreement inapplicable to the Offer and the Proposed Squeeze Out Merger, and to compel the Board to approve the Offer and the Proposed Squeeze Out Merger for purposes of Section 203 of the Delaware General Corporation Law and for purposes of Article Sixth of Pennzoil's Restated Certificate of Incorporation, all on the grounds that the failure to do so would constitute a breach of the fiduciary obligations of the Board to Pennzoil's stockholders under Delaware law. Pennzoil and its directors have filed an answer in the proceeding in the Chancery Court denying that Pennzoil's Board has breached any fiduciary obligations. The Complaint filed by UPR and Newco and the  Answer  filed  by  Pennzoil in the  Chancery  Court  of
Delaware have been filed as Exhibits 19 and 20, respectively, to the Solicitation/Recommendation Statement on Schedule 14D-9 of Pennzoil filed with the Securities and Exchange Commission (the "Commission") on July 1, 1997 ("Schedule 14D-9"). UPR and Newco have also commenced litigation against Pennzoil in the United States District Court for the Northern District of Texas seeking a declaratory judgment that the disclosure documents that have been filed with the Commission by UPR and Newco in connection with the Offer comply fully with all applicable provisions of law. Newco and UPR have also commenced an action in United States District Court for the Middle District of Louisiana seeking a declaratory judgment that a Louisiana state takeover statute as applied to any Shares purchased pursuant to the Offer is unconstitutional and an injunction against enforcement of such statute in connection with the Offer. The Complaints filed in the United States District Courts for the Northern District of Texas and for the Middle District of Louisiana have been filed as Exhibits 22 and 23, respectively, to the Schedule 14D-9.

     On June 25, 1997, Pennzoil commenced litigation against UPR and Newco in the United States District Court for the District of Delaware alleging, among other things, that the Tender Offer Statement on Schedule 14D-1 of UPR and Newco filed with the Commission (the "Schedule 14D-1") contains certain misstatements and omissions. The complaint seeks a judgment (1) to enjoin UPR and Newco from making false and misleading statements and omissions in connection with the Offer, (2) to compel UPR and Newco to make corrective disclosures that cure all of the alleged false and misleading statements and omissions in the Schedule 14D-1 and (3) to enjoin UPR and Newco from acquiring any Shares until at least 30 days after dissemination of additional securities filings. The complaint filed by the Company in Delaware federal district court has been filed as Exhibit 24 to the Schedule 14D-9.

      On June 25, 1997, UPR and Newco amended the original complaint filed by UPR and Newco against Pennzoil in the United States District Court for the Northern District of Texas. In addition to the allegations contained in the original complaint in that action, the amended complaint alleges, among other things, that Pennzoil violated Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 14d-9 promulgated thereunder and Section 14(e) of the Exchange Act. The Amended complaint has been filed as Exhibit 23 to the Schedule 14D-9.

       Pennzoil  and  its  directors  have  been  named   as
defendants  in  five purported class actions  filed  between
June   23,  1997  and  June  30,  1997  on  behalf  of   the
stockholders  of  the  Company  in  the  Chancery  Court  of
Delaware.   These actions are entitled: Steiner v.  Pennzoil
Co. (C.A. No. 15764), Haberman v. Pennzoil Co. (C.A. No. 15773), Caplan v. Pate (C.A. No. 15781), Katz v. Pate (C.A. No. 15775) and Axler v. Pennzoil Co. (C.A. No. 15777) (collectively, the "Stockholder Actions"). The complaints in the Stockholder Actions contain similar allegations, and allege breach of fiduciary duty claims on the part of the Board arising out of the UPR Proposal. The complaints in the Stockholder Actions also seek similar relief, including declaratory and injunctive relief barring defendants from breaching their fiduciary duties to plaintiffs and the putative class members and taking steps to impede any offer to acquire the Company, as well as damages in an unspecified amount. Copies of each of the Stockholder Actions are filed as Exhibits 25 through 29 to the Schedule 14D-9.

Item 7.  Financial Statements and Exhibits.

 Exhibit            Description
   No.
   1.       - Complaint  filed  by  UPR and  Newco  against  the
              Company et al. (dated June 23, 1997, Court of Chancery of the State of Delaware in and for New
              Castle   County)   (incorporated   by   reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 19).
   2.       - Answer filed by the Company to the Complaint filed
              by UPR and Newco (dated June 27, 1997, Court of Chancery of the State of Delaware in and for New
              Castle   County)   (incorporated   by   reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 20).
   3.       - Original Complaint filed by UPR and Newco  against
              the Company (dated June 23, 1997, United States District Court for the Northern District of Texas, Fort Worth Division) (incorporated by reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 21).
   4.       - Verified  Complaint for Declaratory and Injunctive
              Relief  filed by UPR and Newco against the Company
              et   al.  (dated  June  23,  1997,  United  States
              District   Court  for  the  Middle   District   of
              Louisiana) (incorporated by reference, Pennzoil Company Solicitation/Recommendation Statement on
              Schedule 14D-9 dated July 1, 1997, Exhibit 22).
   5.       - First  Amended  Complaint filed by UPR  and  Newco
              against  the Company (dated June 25, 1997,  United
              States   District   Court   for   the  Northern
              District of Texas,  Forth  Worth  Division)
              (incorporated by reference, Pennzoil Company
              Solicitation/Recommendation Statement on Schedule 14D-9 dated July 1, 1997, Exhibit 23).
   6.       - Complaint  filed  by the Company against  UPR  and
              Newco (dated June 23, 1997, Court of Chancery of the State of Delaware in and for New Castle
              County)   (incorporated  by  reference,   Pennzoil
              Company  Solicitation/Recommendation Statement  on
              Schedule 14D-9 dated July 1, 1997, Exhibit 24).
   7.       - Complaint  filed  by Kenneth Steiner  against  the
              Company et al. (dated June 23, 1997, Court of Chancery of the State of Delaware in and for New
              Castle   County)   (incorporated   by   reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 25).
   8.       - Complaint  filed  by  Jacob Haberman  against  the
              Company et al. (dated June 24, 1997, Court of Chancery of the State of Delaware in and for New
              Castle   County)   (incorporated   by   reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 26).
   9.       - Complaint  filed  by Moise Katz against  James  L.
              Pate et al. (dated June 24, 1997, Court of Chancery of the State of Delaware in and for New
              Castle   County)   (incorporated   by   reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 27).
   10.      - Complaint  filed by Alan Caplan against  James  L.
              Pate et al. (filed June 25, 1997, Court of Chancery of the State of Delaware in and for New Castle
              County)   (incorporated  by  reference,   Pennzoil
              Company  Solicitation/Recommendation Statement  on
              Schedule 14D-9 dated July 1, 1997, Exhibit 28).
   11.      - Complaint filed by Marilyn Axler against James  L.
              Pate et al. (dated June 25, 1997, Court of Chancery of the State of Delaware in and for New
              Castle   County)   (incorporated   by   reference,
              Pennzoil    Company    Solicitation/Recommendation
              Statement on  Schedule 14D-9 dated July  1,  1997,
              Exhibit 29).

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                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the Registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.




                                   PENNZOIL COMPANY




 Date: July 11, 1997               By:  DAVID P. ALDERSON, II
                                        David P. Alderson, II
                                        Group Vice President